UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, INC. (Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105 (Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2011

Date of reporting period: July 31, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Thematic Growth Fund

July 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 21, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Thematic Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macro-economic insights, the Fund’s Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund’s investments and which are expected to change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%— unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Fund may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 60-80 companies.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	1

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net), for the six- and 12-month periods ended July 31, 2011.

Class A shares of the Fund underperformed the benchmark for both the six- and 12-month periods ended July 31, 2011, before sales charges. For the 12-month period, holdings in the Financial Reformation theme detracted, as early stage, smaller-capitalization financials were held back by regulatory and competitive concerns. In addition, stock-specific issues in three Energy Transformation theme stocks caused them to decrease in price as they struggled with the timing of new orders and product pricing issues. The Web 2.0 and Genomic

Health themes had the largest positive impact. The stocks in these themes are drivers of cloud computing trends and leaders in molecular medicine. Fast-moving technological trends are accelerating change in technology, healthcare, and consumer areas. The Fund’s thematic discipline is based on identifying beneficiaries of disruptive change and these were among the strong performers.

Performance for the six-month period ended July 31, 2011 was most affected by the Fund’s pro-cyclical stance as the market turned defensive. Investor concerns about macro issues punished stocks which were sensitive to global gross domestic product. The Fund was hurt by its underweight stance in defensive areas such as consumer staples, U.S. mega-cap stocks, and telecommunication operators. In addition, stock-specific issues, including companies affected by disappointing earnings and increased competition, detracted. The greatest contributors centered on Web 2.0 and Genomic Health companies. The Fund also benefitted from exposure to the property and banking industries in Asia, notably in Indonesia and Thailand.

The Fund utilized derivatives, including currencies for hedging and non-hedging purposes, during both the six- and 12-month periods ended July 31, 2011, which benefited performance. Options were used for non-hedging purposes, and while these added to performance for the six-month period, they detracted during the 12-month period.

2	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Market Review and Investment Strategy

The 12-month period ended July 31, 2011 was a tale of two markets: late 2010 was characterized by the return of risk appetite as the second round of quantitative easing flooded the markets with liquidity, while 2011 to date was marked by volatility as major, global headwinds buffeted confidence. The Global Thematic Growth Portfolio Oversight Group (the “Group”) believes most of the current macroeconomic concerns should be resolved as the coming quarters unfold. Accordingly, the Group has maintained and added to the more-cyclical expression of the Fund’s themes.

High oil prices and the disruption of supply chains in manufacturing and technology after the natural disaster in Japan have stoked fears and masked the underlying resilience of the U.S. economy. China’s efforts to moderate growth and inflation have intensified these uncertainties on a global level. The end of the QE2 monetary stimulus efforts raised uncertainties, despite evidence that liquidity is becoming increasingly sustainable. Finally, sovereign credit problems in the eurozone appear intractable, adding to the skittishness.

Instead of steering the Fund toward defensive stocks, the Group has decided to lean against conventional wisdom and increase exposure to the cyclical expression of the themes. The Fund owns stocks with long-term growth potential in technology-driven themes, Web 2.0 and Genomic Health, which are among the innovators and beneficiaries of cloud computing and molecular medicine. The Group continues to see impressive, sustainable growth in consumption in emerging markets where rising wages and appreciating currencies should improve purchasing power, and hold companies positioned to satisfy the needs of the rising middle class in Asia and other regions. Rising inflation expectations may return, from growth as well as the aftereffects of the enormous stimulus efforts in 2008-2011. The Group has therefore balanced its high-conviction, longer-duration holdings with exposure to real asset equities such as gold mining stocks and commodity producers. There is no change to the Fund’s investment process: the Group rigorously reviews research, challenges assumptions and focuses the Fund in the highest conviction names.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI AC World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Market Risk: The market values of the Fund’s holdings rise and fall from day to day, so investments may lose value.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Thematic Growth Fund*
Class A	-2.16%	18.25%

Class B†	-2.55%	17.31%

Class C	-2.52%	17.36%

Advisor Class‡	-2.03%	18.58%

Class R‡	-2.26%	18.11%

Class K‡	-2.11%	18.44%

Class I‡	-1.93%	18.86%

MSCI AC World Index (net)	1.39%	18.39%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.04% for the six- and 12-month period ended July 31, 2011, for all class shares.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/31/01 TO 7/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Thematic Growth Fund Class A shares (from 7/31/01 to 7/31/11) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	18.25%	13.21%
5 Years	6.89%	5.97%
10 Years	0.61%	0.18%

Class B Shares
1 Year	17.31%	13.31%
5 Years	6.03%	6.03%
10 Years(a)	-0.02%	-0.02%

Class C Shares
1 Year	17.36%	16.36%
5 Years	6.10%	6.10%
10 Years	-0.13%	-0.13%

Advisor Class Shares†
1 Year	18.58%	18.58%
5 Years	7.21%	7.21%
10 Years	0.91%	0.91%

Class R Shares†
1 Year	18.11%	18.11%
5 Years	6.83%	6.83%
Since Inception*	4.45%	4.45%

Class K Shares†
1 Year	18.44%	18.44%
5 Years	7.18%	7.18%
Since Inception*	5.78%	5.78%

Class I Shares†
1 Year	18.86%	18.86%
5 Years	7.53%	7.53%
Since Inception*	6.12%	6.12%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.55%, 2.35%, 2.29%, 1.25%, 1.62%, 1.30% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
1 Year	24.78%
5 Years	5.34%
10 Years	-0.44%

Class B Shares
1 Year	25.32%
5 Years	5.41%
10 Years(a)	-0.64%

Class C Shares
1 Year	28.40%
5 Years	5.47%
10 Years	-0.75%

Advisor Class Shares†
1 Year	30.71%
5 Years	6.58%
10 Years	0.29%

Class R Shares†
1 Year	30.20%
5 Years	6.21%
Since Inception*	4.69%

Class K Shares†
1 Year	30.58%
5 Years	6.55%
Since Inception*	6.08%

Class I Shares†
1 Year	31.04%
5 Years	6.89%
Since Inception*	6.42%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2011		Ending Account Value July 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$978.40	$1,017.75	$6.97	$7.10
Class B	$1,000	$1,000	$974.50	$1,013.84	$10.82	$11.04
Class C	$1,000	$1,000	$974.80	$1,014.13	$10.53	$10.74
Advisor Class	$1,000	$1,000	$979.70	$1,019.24	$5.50	$5.61
Class R	$1,000	$1,000	$977.40	$1,016.86	$7.84	$8.00
Class K	$1,000	$1,000	$978.90	$1,018.40	$6.33	$6.46
Class I	$1,000	$1,000	$980.70	$1,020.18	$4.57	$4.66
*	Expenses are equal to the classes’ annualized expense ratios of 1.42%, 2.21%, 2.15%, 1.12%, 1.60%, 1.29% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,202.7

*	All data are as of July 31, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

July 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Denbury Resources, Inc.	$40,831,970	3.4%
Green Dot Corp.	30,514,392	2.5
Freeport-McMoRan Copper & Gold, Inc.	27,904,624	2.3
Juniper Networks, Inc.	27,239,269	2.3
Greenhill & Co., Inc.	25,670,916	2.1
Barrick Gold Corp.	25,032,761	2.1
Netlogic Microsystems, Inc.	24,514,883	2.1
Illumina, Inc.	24,336,265	2.0
Mitsubishi Electric Corp.	22,931,206	1.9
Sun Hung Kai Properties Ltd.	22,889,648	1.9
	$271,865,934	22.6%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Information Technology – 20.3%
Communications Equipment – 3.6%
Juniper Networks, Inc.(a)	1,164,569	$27,239,269
Qualcomm, Inc.	282,100	15,453,438

		42,692,707

Computers & Peripherals – 3.7%
Apple, Inc.(a)	51,140	19,969,147
Silicon Graphics International Corp.(a)	418,823	5,976,604
Toshiba Corp.	3,498,000	18,146,889

		44,092,640

Internet Software & Services – 4.7%
Cornerstone OnDemand, Inc.(a)	804,081	13,186,929
LinkedIn Corp.(a)	75,978	7,676,057
MercadoLibre, Inc.	154,400	12,262,448
Rackspace Hosting, Inc.(a)	294,185	11,767,400
Tencent Holdings Ltd.	445,400	11,574,260

		56,467,094

Semiconductors & Semiconductor Equipment – 4.8%
Cree, Inc.(a)	454,000	14,918,440
Netlogic Microsystems, Inc.(a)	709,548	24,514,883
NVIDIA Corp.(a)	1,353,800	18,723,054

		58,156,377

Software – 3.5%
Intuit, Inc.(a)	306,100	14,294,870
Red Hat, Inc.(a)	344,370	14,491,090
Salesforce.com, Inc.(a)	93,621	13,547,895

		42,333,855

		243,742,673

Financials – 17.5%
Capital Markets – 2.1%
Greenhill & Co., Inc.	582,900	25,670,916

Commercial Banks – 3.4%
Bank Rakyat Indonesia Persero Tbk PT	16,041,000	12,984,572
BOC Hong Kong Holdings Ltd.	5,081,500	15,168,115
Siam Commercial Bank PCL	3,109,300	13,187,810

		41,340,497

Consumer Finance – 3.7%
Green Dot Corp.(a)	940,931	30,514,392
SKS Microfinance Ltd.(a)	1,533,855	14,248,418

		44,762,810

Real Estate Investment Trusts (REITs) – 1.6%
Weyerhaeuser Co.	938,334	18,757,297

12	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 6.7%
BR Malls Participacoes SA	987,300	$11,497,332
Ciputra Development Tbk PT	279,022,508	18,031,997
Guangzhou R&F Properties Co., Ltd.	11,108,800	14,285,628
Hang Lung Group Ltd.	2,204,000	13,259,263
Sun Hung Kai Properties Ltd.	1,506,000	22,889,648

		79,963,868

		210,495,388

Energy – 16.7%
Energy Equipment & Services – 4.5%
Halliburton Co.	262,700	14,377,571
Nabors Industries Ltd.(a)	862,900	22,789,189
Schlumberger Ltd.	194,600	17,586,002

		54,752,762

Oil, Gas & Consumable Fuels – 12.2%
Cameco Corp.	788,095	20,959,227
Denbury Resources, Inc.(a)	2,113,456	40,831,970
Kinder Morgan, Inc./Delaware(a)	436,648	12,326,573
Noble Energy, Inc.	224,100	22,338,288
Occidental Petroleum Corp.	212,400	20,853,432
Paladin Energy Ltd.(a)	5,399,629	15,513,334
Santos Ltd.	983,100	13,909,239

		146,732,063

		201,484,825

Consumer Discretionary – 12.9%
Auto Components – 1.1%
Johnson Controls, Inc.	349,130	12,900,353

Automobiles – 2.3%
Tesla Motors, Inc.(a)	535,887	15,095,937
Toyota Motor Corp. (Sponsored ADR)	148,000	12,124,160

		27,220,097

Hotels, Restaurants & Leisure – 2.3%
Ajisen China Holdings Ltd.	4,768,000	9,392,396
Ctrip.com International Ltd. (ADR)(a)	400,700	18,472,270

		27,864,666

Household Durables – 1.0%
Rinnai Corp.	163,000	12,621,934

Internet & Catalog Retail – 4.4%
Amazon.com, Inc.(a)	78,900	17,556,828
NetFlix, Inc.(a)	83,340	22,167,607
Rakuten, Inc.	12,833	13,089,624

		52,814,059

Media – 0.5%
Walt Disney Co. (The)	158,283	6,112,889

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.3%
Zhongsheng Group Holdings Ltd.	7,177,500	$15,220,213

		154,754,211

Materials – 12.2%
Chemicals – 4.1%
Dow Chemical Co. (The)	345,300	12,040,611
Linde AG	65,400	11,720,233
Monsanto Co.	168,801	12,403,497
Stella Chemifa Corp.	430,100	13,084,698

		49,249,039

Metals & Mining – 8.1%
Barrick Gold Corp.	526,230	25,032,761
Freeport-McMoRan Copper & Gold, Inc.	526,900	27,904,624
Goldcorp, Inc.	395,900	18,932,096
Ivanhoe Mines Ltd./CA(a)	450,500	11,797,070
Mongolian Mining Corp.(a)	11,550,000	14,226,157

		97,892,708

		147,141,747

Industrials – 9.7%
Construction & Engineering – 1.5%
Shaw Group, Inc. (The)(a)	671,100	17,368,068

Electrical Equipment – 4.9%
A123 Systems, Inc.(a)	3,395,400	17,418,402
Babcock & Wilcox Co. (The)(a)	758,200	18,939,836
Mitsubishi Electric Corp.	1,942,000	22,931,206

		59,289,444

Industrial Conglomerates – 0.4%
Jaiprakash Associates Ltd.	3,112,431	4,689,022

Machinery – 1.6%
Fanuc Corp.	99,600	18,841,534

Road & Rail – 0.3%
Zipcar, Inc.(a)	172,098	4,006,441

Trading Companies & Distributors –1.0%
Mitsubishi Corp.	465,800	12,458,351

		116,652,860

Health Care – 7.7%
Biotechnology – 2.4%
Cepheid, Inc.(a)	334,800	12,642,048
Genomic Health, Inc.(a)	612,115	16,435,288

		29,077,336

Health Care Equipment & Supplies –1.0%
Given Imaging Ltd.(a)	577,193	11,376,474

Health Care Technology – 1.3%
athenahealth, Inc.(a)	274,628	16,145,380

14	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 3.0%
Covance, Inc.(a)	200,600	$11,484,350
Illumina, Inc.(a)	389,692	24,336,265

		35,820,615

		92,419,805

Consumer Staples – 2.2%
Beverages – 1.0%
Heckmann Corp.(a)	2,026,619	12,220,513

Food Products – 1.2%
Besunyen Holdings Co.	40,088,000	13,733,435

		25,953,948

Total Common Stocks (cost $1,243,124,472)		1,192,645,457

	Contracts
OPTIONS PURCHASED - CALLS – 0.4%
Utilities – 0.4%
Market Vectors Gold Miners Expiration: Jan 2012, Exercise Price: $65.0(a)(b)	17,550	3,667,950
SPDR S&P Homebuilders ETF Expiration: Jan 2012, Exercise Price: $20.0(a)(b)	36,000	954,000

Total Options Purchased – Calls (cost $11,498,505)		4,621,950

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.06%(c) (cost $6,312,418)	6,312,418	6,312,418

Total Investments – 100.1% (cost $1,260,935,395)		1,203,579,825
Other assets less liabilities – (0.1)%		(882,358)

Net Assets – 100.0%		$1,202,697,467

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	15

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at July 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 10/14/11	26,328	$27,195,116	$27,510,885	$315,769
BNP Paribas SA:
Australian Dollar settling 10/14/11	23,165	24,456,101	25,218,662	762,561
Deutsche Bank AG London:
Euro settling 10/14/11	61,018	87,214,248	87,522,679	308,431
HSBC Bank USA:
Great British Pound settling 10/14/11	43,047	68,858,412	70,605,010	1,746,598

Sale Contracts
Royal Bank of Scotland PLC:
Japanese Yen settling 10/14/11	403,146	4,987,425	5,241,172	(253,747)

				$2,879,612

(a)	Non-income producing security.

(b)	One contract relates to 100 shares.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,254,622,977)	$1,197,267,407
Affiliated issuers (cost $6,312,418)	6,312,418
Cash	20,543
Foreign currencies, at value (cost $775,882)	802,630
Receivable for investment securities sold and foreign currency transactions	125,492,969
Unrealized appreciation of forward currency exchange contracts	3,133,359
Receivable for capital stock sold	1,760,654
Dividends receivable	774,275

Total assets	1,335,564,255

Liabilities
Payable for investment securities purchased and foreign currency transactions	123,907,689
Payable for capital stock redeemed	5,127,551
Advisory fee payable	2,258,528
Distribution fee payable	399,226
Unrealized depreciation of forward currency exchange contracts	253,747
Transfer Agent fee payable	200,809
Administrative fee payable	24,295
Accrued expenses and other liabilities	694,943

Total liabilities	132,866,788

Net Assets	$1,202,697,467

Composition of Net Assets
Capital stock, at par	$163,148
Additional paid-in capital	1,409,760,021
Undistributed net investment income	2,474,907
Accumulated net realized loss on investment and foreign currency transactions	(155,325,037)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(54,375,572)

$1,202,697,467

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$882,945,503	11,740,279	$75.21	*

B	$55,473,552	858,035	$64.65

C	$129,353,623	1,991,235	$64.96

Advisor	$106,041,658	1,349,076	$78.60

R	$7,727,668	103,239	$74.85

K	$5,509,270	72,040.19	$76.47

I	$15,646,193	200,903	$77.88

*	The maximum offering price per share for Class A shares was $78.55 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $661,485)	$11,816,102
Affiliated issuers	8,878
Interest	1,521	$11,826,501

Expenses
Advisory fee (see Note B)	9,410,299
Distribution fee—Class A	2,770,850
Distribution fee—Class B	694,574
Distribution fee—Class C	1,345,662
Distribution fee—Class R	35,724
Distribution fee—Class K	14,261
Transfer Agency—Class A	3,092,976
Transfer Agency—Class B	295,412
Transfer Agency—Class C	494,595
Transfer Agency—Advisor Class	283,556
Transfer Agency—Class R	17,590
Transfer Agency—Class K	11,409
Transfer Agency—Class I	6,460
Printing	583,132
Custodian	331,459
Registration fees	120,406
Audit	85,622
Administrative	70,297
Legal	52,530
Directors’ fees	51,424
Miscellaneous	36,800

Total expenses		19,805,038

Net investment loss		(7,978,537)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		207,739,175	(a)
Foreign currency transactions		12,998,626
Net change in unrealized appreciation/depreciation of:
Investments		(16,964,549	)(b)
Foreign currency denominated assets and liabilities		1,167,650

Net gain on investment and foreign currency transactions		204,940,902

Net Increase in Net Assets from Operations		$196,962,365

(a)	Net of foreign capital gains taxes of $625,681.

(b)	Net of decrease in accrued foreign capital gains taxes of $64,778.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended July 31, 2011	Year Ended July 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(7,978,537)	$(648,481)
Net realized gain on investment and foreign currency transactions	220,737,801	391,776,981
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(15,796,899)	(283,055,706)

Net increase in net assets from operations	196,962,365	108,072,794
Dividends to Shareholders from
Net investment income
Class A	(920,448)	(11,426,967)
Class B	– 0	–	(1,468,178)
Class C	– 0	–	(1,829,928)
Advisor Class	(295,235)	(611,867)
Class R	(9,142)	(71,897)
Class K	(20,944)	(61,304)
Class I	(32,292)	(69,378)
Capital Stock Transactions
Net decrease	(110,081,075)	(85,355,437)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	356,328	– 0	–

Total increase	85,959,557	7,177,838
Net Assets
Beginning of period	1,116,737,910	1,109,560,072

End of period (including undistributed net investment income of $2,474,907 and distributions in excess of net investment income of ($675,528)	$1,202,697,467	$1,116,737,910

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Global Thematic Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

20	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued using the Adviser’s pricing models which utilize pricing-related information from external sources. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	21

Notes to Financial Statements

inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2011:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks
Information Technology	$214,021,524		$29,721,149		$	– 0	–	$243,742,673
Financials	86,439,937		110,867,641			13,187,810		210,495,388
Energy	172,062,252		29,422,573			– 0	–	201,484,825
Consumer Discretionary	104,430,044		50,324,167			– 0	–	154,754,211
Materials	108,110,659		39,031,088			– 0	–	147,141,747
Industrials	57,732,747		58,920,113			– 0	–	116,652,860
Health Care	92,419,805		– 0	–		– 0	–	92,419,805
Consumer Staples	25,953,948		– 0	–		– 0	–	25,953,948
Options Purchased-Calls	– 0	–	4,621,950			– 0	–	4,621,950
Short-Term Investments	6,312,418		– 0	–		– 0	–	6,312,418

Total Investments in Securities	867,483,334		322,908,681	+		13,187,810		1,203,579,825
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	3,133,359			– 0	–	3,133,359
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(253,747)			– 0	–	(253,747)

Total	$867,483,334		$325,788,293			$13,187,810		$1,206,459,437

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

22	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Financials		Total
Balance as of 7/31/10	$15,097,599		$15,097,599
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	6,954,166		6,954,166
Change in unrealized appreciation/depreciation	(502,677)		(502,677)
Purchases	18,713,593		18,713,593
Sales	(27,074,871)		(27,074,871)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 7/31/11	$13,187,810		$13,187,810

Net change in unrealized appreciation/depreciation from Investments held as of 7/31/11*	$(502,677)		$(502,677)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	23

Notes to Financial Statements

taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and ..25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2011, such fee amounted to $70,297.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

24	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,246,849 for the year ended July 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $26,047 from the sale of Class A shares and received $6,057, $41,055 and $12,517 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2011 is as follows:

Market Value July 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2011 (000)	Dividend Income (000)
$991	$356,660	$351,339	$6,312	$9

Brokerage commissions paid on investment transactions for the year ended July 31, 2011 amounted to $3,841,603, of which $613 and $198, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	25

Notes to Financial Statements

of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $65,047,526, $7,842,757, $166,051, and $34,726 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,980,799,687		$2,075,798,126
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$1,268,702,000

Gross unrealized appreciation	$66,221,906
Gross unrealized depreciation	(131,344,081)

Net unrealized depreciation	$(65,122,175)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

26	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended July 31, 2011, the Fund held foreign currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	27

Notes to Financial Statements

security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended July 31, 2011, the Fund had no transactions in written options.

During the year ended July 31, 2011, the Fund held purchased options for non-hedging purposes.

At July 31, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,133,359	Unrealized depreciation of forward currency exchange contracts	$253,747

Equity contracts	Investments in securities, at value	4,621,950

Total		$7,755,309		$253,747

The effect of derivative instruments on the statement of operations for the year ended July 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$13,618,610	$1,064,883

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,072,375)	(4,365,008)

Total		$10,546,235	$(3,300,125)

28	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

For the year ended July 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $165,803,735 and the average monthly cost of purchased options contracts was $8,034,146.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended July 31, 2011		Year Ended July 31, 2010	Year Ended July 31, 2011		Year Ended July 31, 2010

Class A
Shares sold	1,043,799		1,475,869	$78,045,291		$93,453,068

Shares issued in reinvestment of dividends	11,472		167,061	846,517		10,566,606

Shares converted from Class B	267,041		433,759	19,999,147		27,163,402

Shares redeemed	(2,835,297)		(3,055,709)	(209,041,564)		(192,665,725)

Net decrease	(1,512,985)		(979,020)	$(110,150,609)		$(61,482,649)

Class B
Shares sold	53,630		85,049	$3,454,936		$4,677,542

Shares issued in reinvestment of dividends	– 0	–	25,385	– 0	–	1,397,453

Shares converted to Class A	(309,562)		(498,868)	(19,999,147)		(27,163,402)

Shares redeemed	(205,885)		(335,746)	(13,080,076)		(18,412,675)

Net decrease	(461,817)		(724,180)	$(29,624,287)		$(39,501,082)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	29

Notes to Financial Statements

Shares	Amount
Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2011	Year Ended July 31, 2010

Class C
Shares sold	219,670	309,417	$14,426,333	$17,199,704

Shares issued in reinvestment of dividends	– 0	–	30,140	– 0	–	1,665,865

Shares redeemed	(414,947)	(434,710)	(26,712,441)	(23,829,467)

Net decrease	(195,277)	(95,153)	$(12,286,108)	$(4,963,898)

Advisor Class
Shares sold	725,906	519,255	$56,710,422	$34,088,334

Shares issued in reinvestment of dividends	3,487	8,610	268,411	567,812

Shares redeemed	(332,963)	(243,279)	(25,791,919)	(15,973,992)

Net increase	396,430	284,586	$31,186,914	$18,682,154

Class R
Shares sold	41,915	27,636	$3,142,000	$1,765,689

Shares issued in reinvestment of dividends	124	1,138	9,129	71,808

Shares redeemed	(31,705)	(24,674)	(2,370,687)	(1,569,248)

Net increase	10,334	4,100	$780,442	$268,249

Class K
Shares sold	18,882	14,357	$1,434,717	$919,042

Shares issued in reinvestment of dividends	280	954	20,943	61,303

Shares redeemed	(19,948)	(15,634)	(1,546,881)	(1,018,949)

Net decrease	(786)	(323)	$(91,221)	$(38,604)

Class I
Shares sold	165,614	49,709	$13,261,847	$3,071,236

Shares issued in reinvestment of dividends	424	1,059	32,292	69,070

Shares redeemed	(43,209)	(22,067)	(3,190,345)	(1,459,913)

Net increase	122,829	28,701	$10,103,794	$1,680,393

For the year ended July 31, 2011, the Fund received $356,328 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

30	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	31

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2011 and July 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,278,061	$15,539,519

Total distributions paid	$1,278,061	$15,539,519

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,352,847
Accumulated capital and other losses	(147,558,432	)(a)
Unrealized appreciation/(depreciation)	(65,020,116	)(b)

Total accumulated earnings/(deficit)	$(207,225,701)

(a)

On July 31, 2011, the Fund had a net capital loss carryforward of $147,558,432 which expires in 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended July 31, 2011, the Fund utilized $210,506,061 of its capital loss carryforwards to offset current year net realized capital gains. During the fiscal year, $240,714,565 of the Fund’s capital loss carryforwards expired.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to expiration of capital loss carryforwards, foreign currency reclassifications, the tax treatment of Passive Foreign Investment Companies (PFICs), and the redesignation of foreign capital gain tax resulted in a net decrease to distributions in excess of net investment income, a net decrease to accumulated net realized loss on investment and foreign currency transactions, and a net decrease to additional paid-in capital. These reclassifications had no effect on net assets.

32	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE I

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 63.67	$ 58.61	$ 64.34	$ 70.75	$ 54.64

Income From Investment Operations
Net investment income (loss)(a)	(.41)	.04	(.11)	(.31)	(.45)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.02	5.83	(5.64)	(6.10)	16.56
Contributions from Adviser	– 0	–	– 0	–	.02	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	11.61	5.87	(5.73)	(6.41)	16.11

Less: Dividends
Dividends from net investment income	(.07)	(.81)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 75.21	$ 63.67	$ 58.61	$ 64.34	$ 70.75

Total Return
Total investment return based on net asset value(c)	18.25	%*	10.03	%*	(8.91	)%*	(9.06	)%*	29.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$882,945	$843,840	$834,209	$938,400	$998,217
Ratio to average net assets of:
Expenses	1.50	%(d)	1.55	%(d)	1.70%	1.46	%(e)	1.45	%(e)
Net investment income (loss)	(.55	)%(d)	.07	%(d)	(.23)%	(.43)%	(.69)%
Portfolio turnover rate	164%	193%	201%	118%	111%

See footnote summary on page 41.

34	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 55.11	$ 51.23	$ 56.71	$ 62.88	$ 48.95

Income From Investment Operations
Net investment loss(a)	(.85)	(.46)	(.47)	(.80)	(.87)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.39	5.15	(5.02)	(5.37)	14.80
Contributions from Adviser	– 0	–	– 0	–	.01	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	9.54	4.69	(5.48)	(6.17)	13.93

Less: Dividends
Dividends from net investment income	– 0	–	(.81)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 64.65	$ 55.11	$ 51.23	$ 56.71	$ 62.88

Total Return
Total investment return based on net asset value(c)	17.31	%*	9.16	%*	(9.66	)%*	(9.81	)%*	28.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,473	$72,741	$104,726	$184,615	$416,760
Ratio to average net assets of:
Expenses	2.30	%(d)	2.35	%(d)	2.54%	2.29	%(e)	2.26	%(e)
Net investment loss	(1.33	)%(d)	(.84	)%(d)	(1.12)%	(1.26)%	(1.52)%
Portfolio turnover rate	164%	193%	201%	118%	111%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 55.35	$ 51.42	$ 56.88	$ 63.01	$ 49.02

Income From Investment Operations
Net investment loss(a)	(.83)	(.36)	(.42)	(.74)	(.83)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.44	5.10	(5.06)	(5.39)	14.82
Contributions from Adviser	– 0	–	– 0	–	.02	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	9.61	4.74	(5.46)	(6.13)	13.99

Less: Dividends
Dividends from net investment income	– 0	–	(.81)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 64.96	$ 55.35	$ 51.42	$ 56.88	$ 63.01

Total Return
Total investment return based on net asset value(c)	17.36	%*	9.22	%*	(9.60	)%*	(9.73	)%*	28.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129,354	$121,020	$117,334	$138,553	$176,472
Ratio to average net assets of:
Expenses	2.24	%(d)	2.29	%(d)	2.45%	2.20	%(e)	2.19	%(e)
Net investment loss	(1.28	)%(d)	(.66	)%(d)	(.99)%	(1.17)%	(1.44)%
Portfolio turnover rate	164%	193%	201%	118%	111%

See footnote summary on page 41.

36	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 66.53		$ 61.03		$ 66.80		$ 73.24		$ 56.37

Income From Investment Operations
Net investment income (loss)(a)	(.19)		.35		.05		(.10)		(.26)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.54		5.96		(5.84)		(6.34)		17.13
Contributions from Adviser	– 0	–	– 0	–	.02		.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	12.35		6.31		(5.77)		(6.44)		16.87

Less: Dividends
Dividends from net investment income	(.28)		(.81)		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 78.60		$ 66.53		$ 61.03		$ 66.80		$ 73.24

Total Return
Total investment return based on net asset value(c)	18.58	%*	10.35	%*	(8.64	)%*	(8.79	)%*	29.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,042		$63,376		$40,770		$31,546		$56,148
Ratio to average net assets of:
Expenses	1.19	%(d)	1.25	%(d)	1.40%		1.17	%(e)	1.15	%(e)
Net investment income (loss)	(.25	)%(d)	.54	%(d)	.11%		(.14)%		(.39)%
Portfolio turnover rate	164%		193%		201%		118%		111%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 63.46	$ 58.46	$ 64.10	$ 70.52	$ 54.54

Income From Investment Operations
Net investment income (loss)(a)	(.50)	.03	(.04)	(.34)	(.54)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.99	5.78	(5.62)	(6.09)	16.52
Contributions from Adviser	– 0	–	– 0	–	.02	.01	– 0	–

Net increase (decrease) in net asset value from operations	11.49	5.81	(5.64)	(6.42)	15.98

Less: Dividends
Dividends from net investment income	(.10)	(.81)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 74.85	$ 63.46	$ 58.46	$ 64.10	$ 70.52

Total Return
Total investment return based on net asset value(c)	18.11	%*	9.95	%*	(8.80	)%*	(9.11	)%*	29.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,728	$5,896	$5,192	$3,904	$1,244
Ratio to average net assets of:
Expenses	1.61	%(d)	1.62	%(d)	1.61%	1.48%	1.60	%(e)
Net investment income (loss)	(.68	)%(d)	.05	%(d)	(.09)%	(.47)%	(.84)%
Portfolio turnover rate	164%	193%	201%	118%	111%

See footnote summary on page 41.

38	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 64.80		$ 59.49		$ 65.02		$ 71.33		$ 54.95

Income From Investment Operations
Net investment income (loss)(a)	(.26)		.22		.11		(.16)		(.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.21		5.90		(5.66)		(6.15)		16.51
Contributions from Adviser	– 0	–	– 0	–	.02		.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	11.95		6.12		(5.53)		(6.31)		16.38

Less: Dividends
Dividends from net investment income	(.28)		(.81)		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 76.47		$ 64.80		$ 59.49		$ 65.02		$ 71.33

Total Return
Total investment return based on net asset value(c)	18.44	%*	10.30	%*	(8.50	)%*	(8.85	)%*	29.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,509		$4,719		$4,352		$2,440		$983
Ratio to average net assets of:
Expenses	1.32	%(d)	1.30	%(d)	1.31%		1.22%		1.22	%(e)
Net investment income (loss)	(.34	)%(d)	.35	%(d)	.23%		(.23)%		(.23)%
Portfolio turnover rate	164%		193%		201%		118%		111%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 65.92		$ 60.31		$ 65.67		$ 71.77		$ 55.18

Income From Investment Operations
Net investment income (loss)(a)	(.02)		.44		.34		.13		(.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.44		5.98		(5.73)		(6.24)		16.77
Contributions from Adviser	– 0	–	– 0	–	.03		.01		– 0	–

Net increase (decrease) in net asset value from operations	12.42		6.42		(5.36)		(6.10)		16.59

Less: Dividends
Dividends from net investment income	(.46)		(.81)		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 77.88		$ 65.92		$ 60.31		$ 65.67		$ 71.77

Total Return
Total investment return based on net asset value(c)	18.86	%*	10.66	%*	(8.16	)%*	(8.50	)%*	30.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,646		$5,146		$2,977		$145		$13
Ratio to average net assets of:
Expenses	.96	%(d)	.98	%(d)	1.01%		.80%		.98	%(e)
Net investment income (loss)	(.02	)%(d)	.64	%(d)	.71%		.17%		(.27)%
Portfolio turnover rate	164%		193%		201%		118%		111%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008		2007
Class A	1.45%		1.43%
Class B	2.28%		2.24%
Class C	2.19%		2.17%
Advisor Class	1.16%		1.13%
Class R	– 0	–	1.58%
Class K	– 0	–	1.20%
Class I	– 0	–	.96%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.04%, 0.42%, 0.24% and 0.32%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	41

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Thematic Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Thematic Growth Fund, Inc. (the “Fund”) (formerly AllianceBernstein Global Technology Fund, Inc.), including the portfolio of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Thematic Growth Fund, Inc. at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2011

42	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended July 31, 2011. For corporate shareholders, 99.12% of dividends paid qualify for the dividends received deduction.

For the taxable year ended July 31, 2011, the Fund designates $8,312,349 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	43

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Carson(2), Vice President Amy P. Raskin(2), Vice President Catherine D. Wood(2), Vice President	Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Global Thematic Growth investment team. Mses. Catherine D. Wood and Amy P. Raskin and Messrs. Joseph G. Carson and Vadim Zlotnikov, are the investment professionals with the most significant responsibility for the day-to-day management of the Fund.

44	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser‘s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 79 (1992)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	45

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 69 (2005)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (1982)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

46	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006; Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	100	None

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	47

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr, # 69 (1992)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

48	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Management of the Fund

Officers of The Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Carson 59	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Amy P. Raskin 40	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Catherine D. Wood 55	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Vadim Zlotnikov 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	49

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Thematic Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

50	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	51

of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of an array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011. The directors noted that the Fund was 2nd out of 4 of the Performance Group and in the 1st quintile of the Performance Universe for the 1-year period, 1st out of 2 of the Performance Group and in the 1st quintile of the Performance Universe for the 3-year period, 2nd out of 2 of the Performance Group and in the 2nd quintile of the Performance Universe for the 5-year period, and 2nd out of 2 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Fund outperformed the Index in the 1-, 3- and 5-year periods but lagged the Index in the 10-year period. The directors noted the small number of other funds in the Performance Group. The directors concluded that the Fund’s relative performance was satisfactory. The directors also noted that at the August 2008 meetings, they had approved modifications to the Fund’s investment strategy and policies, including a new benchmark, the MSCI AC World Index, and a name change to AllianceBernstein Global Thematic Growth Fund, Inc. from AllianceBernstein Global Technology Fund, Inc. effective November 2008. As a result, the Fund’s investment performance prior to November 2008 was not likely to be representative of performance under the new investment strategy.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose,

52	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund except that the Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter and the portfolio’s fee rate is a monthly fee based on average daily net assets.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the average account size of the Fund was smaller than the

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	53

size of the average account of the funds in its Expense Group, and that this adversely affects the Fund’s expense ratio as compared to that of many competitors because transfer agency fees are determined on an account by account basis. The directors also noted that the Fund’s Class A 12b-1 fee, which is included in the total expense ratio, is 5 basis points higher than that of the Expense Group median. The directors noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

54	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Thematic Growth Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 3, 2008, Global Technology Fund, Inc. merged with Global Health Care Fund, Inc. and was renamed Global Thematic Growth Fund, Inc. Also at this time, the Fund’s non-fundamental investment policy was changed to allow the Fund to pursue a broader mandate across multiple industry sectors worldwide. In connection with the change in investment strategy, the Fund’s portfolio management team was changed.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	55

Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 03/31/11 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,303.1	Global Thematic Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $109,996 (0.01% of the Fund’s average daily net assets) for such services.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee is based on the percentage of the Fund’s net assets at quarter end and is paid on a quarterly basis.

56	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Set forth below are the Fund’s total expense ratios for the most recently completed semi-annual period:6

Fund	Total Expense Ratio[7] (as of 01/31/11)			Fiscal Year
Global Thematic Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.29 1.59 2.38 2.32 1.63 1.35 1.01	% % % % % % %	July 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at

6	Semi-annual total expense ratios are unaudited.
7	Annualized.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	57

times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:9

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Thematic Growth Fund, Inc.	$1,303.1	Global Thematic Research 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.415%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.10 Also shown is

8	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

58	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Fund, Inc.[11]	Global Thematic Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Thematic Research Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[12]
Global Thematic Research Growth Portfolio
Class A	1.70%
Class I	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the Fund’s ranking with respect to the contractual

11	The advisory fee of AVPS Global Thematic Growth Portfolio is paid on a monthly basis and is based on the portfolio’s average daily net assets, in contrast to the Portfolio, whose fee is based on the Portfolio’s net assets at the end of each quarter and is paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike class I shares, whose fee is for only investment advisory services.

13	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	59

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)14 at the approximate current asset level of the Fund.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee[16]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Fund, Inc.[17]	0.750	0.779	2/11

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.18

14	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

17	The Fund’s EG includes the Fund, three other Global Multi-Cap Growth Fund (“GMLG”), one Global Large-Cap Value Funds (“GLCV”), one Global Large Cap Core Fund (“GLCC”), two Global Multi-Cap Core Funds (“GMLC”) and three Global Large Cap Growth Funds (“GLCG”).

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

60	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Fund	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Fund, Inc.[20]	1.552	1.408	10/11	1.476	37/58

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

19	Most recently completed fiscal year end Class A total expense ratio.

20	The Fund’s EU includes the Fund, EG and one other GMLG, GLCV, GLCC, GMLC and GLCG funds, excluding outliers.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	61

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $28,251 $4,853,581 and $71,278 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.21

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $2,652,408 in fees from the Fund.22

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

21	The amounts shown are the 12b-1 and CDSC fees of the fund prior to the Fund’s recent merger and do not include amounts of the acquired fund(s).

22

The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, there were no fees paid by the Fund to ABIS under the offset agreement between the Fund and ABIS.

62	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

24	The Deli study was originally published in 2002 based on 1997 data.

25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	63

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund27 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)28 for the periods ended February 28, 2011.29

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	27.61	22.92	23.33	2/4	5/26
3 year	7.40	6.47	0.44	1/2	2/15
5 year	5.62	6.29	4.23	2/2	4/10
10 year	0.33	4.94	2.94	2/2	5/5

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)30 versus its benchmark.31 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.32

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Fund, Inc.	27.61	7.40	5.62	0.33	12.77	26.27	0.06	10
MSCI AC World Index (Net)[33]	21.54	-0.06	3.39	4.31	N/A	17.30	0.20	10
Inception Date: March 1, 1982

27	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

28	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an FG/EU.

29	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

30	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

31	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

32	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

33	Prior to November 3, 2008, the Fund’s benchmark was MSCI World IT Index (Net).

64	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

66	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GTG-0151-0711

ITEM 2.    CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit - Related
		Audit Fees	Fees	Tax Fees
AB Global Ttematic Growth	2010	$29,000	$2,000	$16,485
	2011	$29,000	$—	$19,303

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Thematic Growth	2010	$611,432	$146,200
			$(129,715)
			$(16,485)

	2011	$897,038	$19,303
			$—
			$(19,303)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Thematic Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: September 23, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: September 23, 2011